UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMorgan Trust II

245 Park Avenue

New York, NY  10167

April ___, 2009

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of JPMorgan Trust II (the “Trust”). The Board of Trustees of the Trust has called a special meeting of shareholders of the Trust scheduled for Monday, June 15, 2009, at 245 Park Avenue, New York, New York 10167, at 10:00 a.m. New York time (“Meeting”).

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered at the Meeting:

(1)     To elect thirteen (13) Trustees for the Trust;

(2)

To approve the replacement of the fundamental investment objectives with new non-fundamental investment objectives for the JPMorgan Diversified Mid Cap Growth Fund, the JPMorgan Large Cap Growth Fund, the JPMorgan Government Bond Fund and the JPMorgan Ultra Short Duration Bond Fund;

(3)

To approve the replacement of the non-fundamental investment objectives for the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund with new non-fundamental investment objectives and the elimination of a fundamental investment restriction for these Funds which currently allows them only to invest in other JPMorgan funds;

(4)

To approve the replacement of the fundamental investment objective for the JPMorgan High Yield Bond Fund with a new non-fundamental investment objective and elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds; and

(5)

To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” the proposals.

Proposal 1 will be voted on by all shareholders of the Trust while other proposals will be voted on only by shareholders of the affected Funds. A detailed list of those items on which shareholders of each Fund are being asked to vote can be found starting on page [1] of the Proxy Statement.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Monday, June 15, 2009. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone: ______________________________	To vote by Internet: ______________________________
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-866-963-6135.

Sincerely,

/s/ George C.W. Gatch George C.W. Gatch President JPMorgan Trust II

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan International Equity Index Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Kentucky Municipal Bond Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Louisiana Municipal Bond Fund

JPMorgan Market Expansion Index Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund (formerly known as JPMorgan Short Term Municipal Bond Fund)

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Ultra Short Duration Bond Fund

JPMorgan West Virginia Municipal Bond Fund

245 Park Avenue

New York, NY  10167

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 15, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that JPMorgan Trust II (the “Trust”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), will hold a combined special meeting of shareholders at 245 Park Avenue, New York, New York 10167, on Thursday, June 15, 2009 at 10:00 a.m. New York time (the “Meeting”).  Please call 1-866-963-6135 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)     To elect thirteen (13) Trustees for the Trust;

(2)

To approve the replacement of the fundamental investment objectives with new non-fundamental investment objectives for the JPMorgan Diversified Mid Cap Growth Fund, the JPMorgan Large Cap Growth Fund, the JPMorgan Government Bond Fund and the JPMorgan Ultra Short Duration Bond Fund;

(3)

To approve the replacement of the fundamental investment objectives for the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund with new non-fundamental investment objectives and the elimination of a fundamental investment restriction for each of these Funds which currently allows them only to invest in other JPMorgan funds;

(4)

To approve the replacement of the fundamental investment objective for the JPMorgan High Yield Bond Fund with a new non-fundamental investment objective and elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds; and

(5)

To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on March 23, 2009 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone: ______________________________	To vote by Internet: ______________________________
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on June 15, 2009.

This proxy statement is available at the website listed on your proxy card.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Frank J. Nasta Frank J. Nasta Secretary

[April __, 2009]

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Bond Fund

JPMorgan Intermediate Bond Fund

JPMorgan International Equity Index Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Kentucky Municipal Bond Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Louisiana Municipal Bond Fund

JPMorgan Market Expansion Index Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund (formerly known as JPMorgan Short Term Municipal Bond Fund)

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Ultra Short Duration Bond Fund

JPMorgan West Virginia Municipal Bond Fund

245 Park Avenue

New York, NY  10167

PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2009

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF JPMORGAN TRUST II (the “TRUST”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), to be voted at a Combined Special Meeting of Shareholders to be held on Monday, June 15, 2009, at 245 Park Avenue, New York, New York 10167, at 10:00 a.m.  New York time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about [April ___, 2009].

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Fund(s) Affected	Page

(1) To elect thirteen (13) Trustees for the Trust.	All Funds

(2) To approve the replacement of the fundamental investment objectives for certain Funds with new non-fundamental investment objectives

(2)(A) New Non-Fundamental Investment Objective for Diversified Mid Cap Growth Fund	Diversified Mid Cap Growth Fund
(2)(B) New Non-Fundamental Investment Objective for Large Cap Growth Fund	Large Cap Growth Fund
(2)(C) New Non-Fundamental Investment Objective for Government Bond Fund	Government Bond Fund
(2)(D) New Non-Fundamental Investment Objective for Ultra Short Duration Bond Fund	Ultra Short Duration Bond Fund

(3)

To approve the replacement of the fundamental investment objectives for the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund with new non-fundamental investment objectives and the elimination of a fundamental investment restriction for each of these funds which currently allows them only to invest in other JPMorgan funds

(3)(A) New Non-Fundamental Investment Objective for Investor Conservative Growth Fund	Investor Conservative Growth Fund
(3)(B) New Non-Fundamental Investment Objective for Investor Balanced Fund	Investor Balanced Fund
(3)(C) New Non-Fundamental Investment Objective for Investor Growth & Income Fund	Investor Growth & Income Fund
(3)(D) New Non-Fundamental Investment Objective for Investor Growth Fund	Investor Growth Fund
(3)(E) Elimination of Fundamental Investment Restriction	Each of the Investor Funds

(4)

To approve the replacement of the fundamental investment objective for the JPMorgan High Yield Bond Fund with a new non-fundamental investment objective and elimination of a fundamental investment policy that requires the fund to invest at least 80% of its assets in bonds

(4)(A) New Non-Fundamental Investment Objective	High Yield Bond Fund
(4)(B) Elimination of Fundamental Investment Policy	High Yield Bond Fund

(5) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds

Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on March 23, 2009 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

A majority of the total outstanding shares of the Trust entitled to vote shall constitute a quorum at the Meeting for purposes of Proposal 1. A majority of the total outstanding shares of each affected Fund entitled to vote shall constitute a quorum at the Meeting for purposes of Proposals 2(A)-(D), 3(A)-(E) and 4(A)-(B).

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this proxy statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

To obtain the Funds’ most recent annual report, including financial statements free of charge, or copies of any subsequent shareholder report, please make the request in writing to JPMorgan Funds Services, P.O. Box 8528, Boston MA 02261-8528 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.   You can also obtain the most recently available annual report for any JPMorgan Fund by visiting www.jpmorganfunds.com.

PROPOSAL 1

Applicable Funds: All Funds

ELECTION OF THE TRUSTEES

What are shareholders being asked to approve in Proposal 1?

Shareholders are being asked to elect the Board of Trustees for the Trust. The enclosed Proxy Card will be voted for the election of the thirteen current trustees listed below as Trustees of the Trust.

Pursuant to an order of the Securities and Exchange Commission, every five years JPMorgan Trust II must hold a meeting of Trust shareholders at which the Board of Trustees will be elected.  Since the Trustees were last elected by shareholders in 2005, we are presenting the Board for election.   All of the incumbent Trustees of the Trust are standing for election. Each incumbent Trustee has served as a Trustee since originally elected or appointed.

Who are the Trustees to be elected to the Board?

Information about the Trustees, including their addresses, year of birth and principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Trustee has agreed to serve on the Board if elected by shareholders and has consented to being named in this proxy statement.  Although each Trustee has agreed to continue to serve as a trustee of the Trust if elected, should any Trustee become unable or unwilling to accept his/her election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend.  There are no family relationships among the Trustees.  The address for each of the Trustees is 245 Park Avenue, New York, New York 10167.

A Trustee is deemed to be “independent” to the extent the Trustee is not an “interested person” of the Trust or the other funds in the Fund Complex (as defined below), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (each an “Independent Trustee”).

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee

Independent Trustees

William J. Armstrong (1941)	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 1987	Retired; CFO and Consultant, EduNeering, Inc. (Internet business education supplier) (2000-2001); Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	138	None.

John F. Finn (1947)	Trustee, indefinite, since 1998; Trustee of heritage One Group Mutual Funds since 1998	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	138	Director, Cardinal Health, Inc. (CAH) (1994-present) ; Chairman, Greif, Inc. (GEF) (packaging manufacturer) (2007 - present).

Dr. Matthew Goldstein (1941)	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 2003	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	138	Director, Bronx-Lebanon Hospital Center: Trustee, United Way of New York City (2002-present).

Robert J. Higgins (1945)	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 2002	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	138	None ..

Peter C. Marshall (1942)	Trustee (Vice Chairman), indefinite, since 2005; Trustee of heritage One Group Mutual Funds since 1985	Self-employed as business consultant (2000]-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (publisher) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	138	Director, Center for Deaf and Hard of Hearing (1990 – present).

Marilyn McCoy (1948)[2]	Trustee, indefinite, since 2005; Trustee of heritage One Group Mutual Funds since 1999	Vice President of Administration and Planning, Northwestern University (1985-present).	138	Trustee, Carleton College (2003-present).

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee

William G. Morton, Jr. (1937)	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 2003	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	138

Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School
(2001-present).

Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 2005; Trustee of heritage One Group Mutual Funds since 1997	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	138	Trustee, American University in Cairo 1991 -present); Trustee, Carleton College (2002-present).

Fergus Reid, III (1932)	Trustee (Chairman), indefinite, since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	138	Trustee of 209 Morgan Stanley 164 portfolios (1995-present).

Frederick W. Ruebeck (1939)	Trustee, indefinite, since 2005; Trustee of heritage One Group Mutual Funds since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Chief Investment Officer, Wabash College (2004-present); self-employed, a consultant (2000-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	138	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 2001	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	138	None.

Interested Trustees

Frankie D. Hughes (1952)[3]	Trustee, indefinite, since 2008	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993- present)	138	None.

Name and Year of Birth	Position(s) with the Trust, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee

Leonard M. Spalding, Jr. (1935)[4]	Trustee, indefinite, since 2005; Trustee of heritage JPMorgan Funds since 1998	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	138

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee Bellarmine University (2000-present); Director, Springfield Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

_________________

[1]

“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.  The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (138 funds).  Currently the shareholders of Pacholder High Yield Fund, Inc. (the “Pacholder Fund”) and JPMorgan Institutional Trust are being asked to elect the Trustees as directors/trustees of these two additional registered investment companies.  If the Trustees are elected to those boards, they will oversee all current funds in the Fund Complex, the Pachol der Fund and the five series of JPMorgan Institutional Trust and the total number of portfolios in the Fund Complex would be 10 registered investment companies (144 funds).

[2]

Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985.  William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005.  JPMIA and JPMIM, the Funds’ investment advisers, are wholly-owned subsidiaries of JPMorgan Chase & Co.  The Funds’ distributor, JPMorgan Distribution Services, Inc., is a direct, wholly-owned subsidiary of JPMorgan Chase & Co.

[3]	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

[4]	Mr. Spalding is treated as an “interested person” of the Trust due to his ownership of JPMorgan Chase stock.

Executive Officers

Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each series of the Trust. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth in Exhibit A. Each of these officers is also an officer and/or employee of JPMorgan Investment Advisors Inc. (“JPMIA”), J.P. Morgan Investment Management Inc. (“JPMIM”) or their affiliates.

Share Ownership

As of December 31, 2008, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the Family of Investment Companies as of December 31, 2008.  The information as to beneficial ownership is based on statements furnished by each Trustee.

Trustees _________________________	Dollar Range of Equity Securities in the Funds Listed Below*		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,1
Independent Trustees

William J. Armstrong	None		Over $100,000

John F. Finn	None		Over $100,000

Dr. Matthew Goldstein	None		Over $100,000

Robert J. Higgins	None		Over $100,000

Peter C. Marshall	Investor Growth Fund	$50,001 - $100,000	Over $100,000
	Diversified Mid Cap Growth Fund	$10,001 - $50,000

Marilyn McCoy	Diversified Mid Cap Value Fund	$50,001 - $100,000	Over $100,000
	International Equity Index Fund	Over $100,000
	Intrepid Mid Cap Fund	$50,001-$100,000
	Small Cap Growth Fund	$50,001-$100,000
	Small Cap Value Fund	$50,001 -$100,000

William G. Morton, Jr.	International Equity Index Fund	$10, 001 - $50,000	Over $100,000

Robert A. Oden, Jr.	Core Bond Fund	$50,001 - $100,000	Over $100,000
	Equity Index Fund	$50,001 - $100,000
	International Equity Index Fund	$50,001 - $100,000
	Large Cap Growth Fund	$50,001 - $100,000

Fergus Reid, III	None		Over $100,000

Frederick W. Ruebeck	International Equity Index Fund	Over $100,000	Over $100,000

James J. Schonbachler	Equity Index Fund	$10,001 - $50,000	Over $100,000
	Intermediate Bond Fund	$50,001 - $100,000
	Tax Free Bond Fund	$10,001 - $50,000

Interested Trustees

Frankie D. Hughes	None		Over $100,000

Leonard M. Spalding, Jr.	High Yield Bond Fund	$10,001 - $50,000	Over $100,000

_________________

*	Securities valued as of December 31, 2008.
[1]	“Family of Investment Companies” does not include the Pacholder Fund and the series of JPMorgan Institutional Trust.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the year ended December 31, 2008, the Board met nine times. Each Trustee attended at least 75% of the aggregate number of meetings of the Board.  Ms. Hughes became a trustee at a Board meeting in November 2008 and attended nine meetings (including meetings attended as a Trustee nominee) .. The Trust is not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustees’ attendance at such meetings.

If elected, each Trustee will serve an indefinite term.

Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Trustees

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment o f $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Compensation

The funds of the JPMorgan Funds Complex overseen by the Trustees, including each Fund of the Trust, (the “JPMorgan Funds”), pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee.   In addition, the JPMorgan Funds pay the Chairman $198,000 and the Vice Chairman $66,000.   The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairs. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000, respectively.  The JPMorgan Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

The Compensation Table below sets forth the total compensation paid to or accrued for the current Trustees from the Fund Complex for the calendar year ended December 31, 2008.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1]
William J. Armstrong, Trustee	$79,373	N/A	N/A	$ 264,000
John F. Finn, Trustee	66,144[a]	N/A	N/A	0^
Dr. Matthew Goldstein, Trustee	76,606	N/A	N/A	253,000
Robert J. Higgins, Trustee	0[b]	N/A	N/A	0^^
Frankie D. Hughes, Trustee	38,431	N/A	N/A	124,361
Peter C. Marshall, Trustee	85,988	N/A	N/A	286,000
Marilyn McCoy, Trustee	79,373	N/A	N/A	264,000
William G. Morton, Jr., Trustee	66,144	N/A	N/A	220,000
Robert A. Oden, Jr., Trustee	53,624[c]	N/A	N/A	154,000^^^
Fergus Reid, III, Trustee	125,674	N/A	N/A	418,000
Frederick W. Ruebeck, Trustee	76,606	N/A	N/A	253,000
James J. Schonbachler, Trustee	66,144	N/A	N/A	220,000
Frankie D. Hughes, Trustee[2]	38,144	N/A	N/A	124,361
Leonard M. Spalding, Jr., Trustee	79,373	N/A	N/A	264,000

[1]	“Fund Complex” includes eight registered investment companies (138 funds), and does not include the Pacholder Fund and the five series of JPMorgan Institutional Trust.
[2]	Includes amounts paid to Ms. Hughes prior to November 14, 2008, for her participation in Board meetings and service as a trustee nominee.
[a]	Does not include $66,144 of Deferred Compensation.
[b]	Does not include $76,606 of Deferred Compensation.
[c]	Does not include $22,982 of Deferred Compensation.
^	Does not include $220,000 of Deferred Compensation.
^^	Does not include $253,000 of Deferred Compensation.
^^^	Does not include $66,000 of Deferred Compensation.

Standing Committees

The Board of Trustees has four standing committees: the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee.

The Board has an audit committee composed entirely of directors who are not “interested persons” of the Trust, the Trust’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The members of the Audit Committee are Messrs. Armstrong (Chair), Finn, Higgins, Ruebeck and Schonbachler. The Audit Committee operates pursuant to a written charter, which was most recently amended in November 2005 and reviewed on November 12, 2008. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds' independent registered public accounting firm and the full Board.  William Armstrong, Chair of the Audit Committee and an Independent Trustee, has been designated as an audit committee financial expert for the Trust. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Armstrong, Finn, Higgins and Ruebeck.

The members of the Compliance Committee are Mmes. McCoy (Chair) and Hughes and Messrs. Oden and Spalding. The Compliance Committee operates pursuant to a written charter, which was most recently amended and reviewed on November 12, 2008.  The primary purposes of the Compliance Committee are to (i) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer.

The members of the Governance Committee are Messrs Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees.  The Governance Committee operates pursuant to a written charter, which was most recently amended in May 2005 and reviewed on November 12, 2008. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Trustees; (iii) establishment of Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) appointment and removal of the Funds' Senior Officer, and approval of compensation for the Funds' Senior Officer and retention and compensation of the Senior Officer's staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm).

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommend ations from management as are deemed appropriate.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate.  The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee.  Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

Each member of the Board, except Mr. Reid serves on the Investments Committee and Mr. Spalding acts as Chairperson.  The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type.  For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Mr. Ruebeck (Chair), Ms. Hughes, and Messrs. Oden and Schonbachler.  For the Money Market Funds and Alternative Products, the sub-committee members are Messrs. Goldstein (Chair),

Armstrong and Marshall. The Investment Committee operates pursuant to a written charter, which was most recently amended in May 2005 and reviewed on November 11, 2008.  The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds.  The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds.

The Audit Committee and Compliance Committee each met four times during 2008.  The Governance Committee met five times during 2008. The Investments Committee met six times during 2008.   Each Trustee attended at least 75% of the aggregate total number of meetings of the Committees on which he or she served.

Shareholder Approval: Proposal 1, the election of the Trustees, must be approved by the majority of the Trust votes cast at the Meeting at which a quorum exists. The votes of all Funds will be counted together with respect to the election of each Trustee.  Shareholders of record are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH

TRUSTEE TO THE BOARD OF TRUSTEES AS SET FORTH IN PROPOSAL 1

 PROPOSAL 2

REPLACING THE FUNDAMENTAL INVESTMENT OBJECTIVE OF CERTAIN FUNDS WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE FOR THE DIVERSIFIED MID CAP GROWTH FUND, THE LARGE CAP GROWTH FUND, THE GOVERNMENT BOND FUND AND THE ULTRA SHORT DURATION BOND FUND

 What are shareholders being asked to approve in Proposal 2?

The Board is proposing that shareholders approve a new non-fundamental investment objective for the Diversified Mid Cap Growth Fund, the Large Cap Growth Fund, the Government Bond Fund, and the Ultra Short Duration Bond Fund, as described more fully below.   Each proposed change will be implemented by a Fund if approved by shareholders and is not contingent on the shareholder approval of the other proposals.

Why are shareholders being asked to change the investment objective for these Funds?

In general, there are benefits to changing a Fund’s investment objective.  Under the 1940 Act, each Fund’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of each Fund’s shareholders.  Nevertheless, each Fund’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. JPMIA proposed, and the Trustees approved, the non-fundamental classification of the Funds’ proposed new investment objectives in order to provide JPMIA with enhanced investment management flexibility.  Such a non-fundamental classification of each Fund’s investment objective would allow changes to the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the need, expense and delay of calling a shareholder meeting. A non-fun damental investment objective may be changed at any time in the future by the Trustees of each Fund without approval by a Fund’s shareholders. More specifically, JPMIA believes, and the Board concurs, that changing the investment objective for each of these Funds is beneficial as described below.

In addition to providing additional flexibility to change the investment objective in the future, as described more fully below, shareholders are being asked to approve the new investment objectives in order to modernize the language of each Fund’s investment objective.

Proposal 2(A)

Applicable Fund:   Diversified Mid Cap Growth Fund

The Diversified Mid Cap Growth Fund currently seeks growth of capital and secondarily, current income by investing primarily in equity securities.  This investment objective is a fundamental policy that cannot be changed without shareholder approval.  If approved by shareholders, the new investment objective, which would be non-fundamental, would be: The Fund seeks capital growth over the long term.

JPMIA believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Fund’s investment objective should be revised to remove the secondary income component.  A mid-cap growth fund that does not have an income component to its investment objective is more representative of the funds in the current mid-cap growth category.  In general, “mid-cap growth” securities do not produce income and a recent examination of other “mid-cap growth” funds as designated by Lipper, Inc., an independent mutual fund analysis company, shows that many of the funds in this category do not have an income component to their investment objective.

In addition, the proposed new investment objective eliminates the language from the current investment objective which specifies the types of securities the Fund purchases.  The current investment objective’s reference to specific investments includes information that would be disclosed as part of the Fund’s investment strategies in its prospectus and is proposed to be removed because it is duplicative.  The proposed new investment objective will not change the Fund’s investment strategies or the way that the Fund is managed.  The Fund will continue to invest at least 80% of its net assets, plus the amount of amount of borrowings for investment purposes, in equity securities of mid cap companies, including common stocks, and debt securities and preferred stocks that are convertible to common stocks.

Proposal 2(B)

Applicable Fund:   Large Cap Growth Fund

The Large Cap Growth Fund currently seeks long-term capital appreciation and growth of income by investing primarily in equity securities.  This investment objective is a fundamental policy that cannot be changed without shareholder approval.  If approved by shareholders, the new investment objective, which would be non-fundamental, would be: The Fund seeks capital growth over the long term.

JPMIA believes, and the Board of Trustees concurs, that in order to provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance, the Fund’s investment objective should be revised to remove the income component.  A large-cap growth fund that does not have an income component to its investment objective is more representative of the funds in the current large-cap growth category.  In general, “large-cap growth” securities do not produce income and a recent examination of other “large-cap growth” funds as designated by Lipper, Inc. shows that many of the funds in this category do not have an income component to their investment objective.

The proposed new investment objective also replaces “capital appreciation” with the objective of “capital growth.”   JPMIA recommended this change to make the Fund’s investment objective more consistent with other JPMorgan growth funds.  In addition, JPMIA believes, and the Board of Trustees concurs, that the change to “capital growth” would better reflect the management style of the Fund.

Lastly, the proposed new investment objective eliminates the language from the current investment objective which specifies the types of securities the Fund purchases.  The current investment objective’s reference to specific investments includes information that would be disclosed as part of the Fund’s investment strategies in its prospectus and is proposed to be removed because it is duplicative. The proposed new investment objective will not change the Fund’s investment strategies or the way that the Fund is managed.  The Fund will continue to invest at least 80% of its net assets, plus the amount of amount of borrowings for investment purposes, in equity securities of large, well-established companies.

Proposal 2(C)

Applicable Fund:   Government Bond Fund

The Government Bond Fund currently seeks a high level of current income with liquidity and safety of principal.  This objective is a fundamental policy that cannot be changed without shareholder approval. If approved by shareholders, the new investment objective, which would be non-fundamental, would be: The Fund seeks current income consistent with prudent investment risk.

The proposed new investment objective eliminates the objective of “high” income.  In certain interest rate environments and given current economic and market conditions, the Fund’s ability to achieve “high” income may be limited given the Fund’s strategy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in bonds issued by the U.S. government and its agencies and instrumentalities (“Government Bonds”).  As a result, JPMIA believes, and the Board of Trustees concurs, that the proposed new investment objective should be refined to eliminate the reference to “high” income so that the objective better reflects the Fund’s strategy to invest in Government Bonds.

The proposed new investment objective eliminates the goal of “liquidity.”  This change is designed to refine the current investment objective and is meant to more precisely describe the Fund’s goal.   The Fund is not designed to be a money market fund or a short term cash vehicle.  Although, as is the case with all open-end funds, shareholders may redeem their shares on any day, JPMIA believes, and the Board of Trustees concurs, that the reference to liquidity in the current investment objective is more appropriate for a short term cash vehicle and therefore should not be included in the objective.  The deletion of the reference to liquidity does not limit the ability of shareholders to redeem their shares or change the way that the Fund is managed.  Shareholders may continue to redeem their shares on any day that the Fund is open for business as provided in the prospectus.

The proposed new investment objective also replaces “safety of principal” with “ prudent investment risk.”  As a government bond fund, the Fund is not subject to the same counterparty risks as more traditional bond funds that invest in corporate bonds.  However, the reference to “safety of principal” in the current objective may not reflect the risks that are inherent in all investments in mutual funds and disclosed in the Fund’s prospectus.  JPMIA believes, and the Board of Trustees concurs, that the proposed new investment objective is a refinement of the existing objective and clarifies that, while the Fund is not risk free, the investment strategies of the Fund are designed to manage risk.

As indicated above, the proposed new investment objective will not change the Fund’s investment strategies or the way that the Fund is managed.  The Fund will continue to invest at least 80% of its assets in Government Bonds. If approved by the Fund's shareholders, the proposed new investment objective would take effect July 1, 2009 to coincide with the annual update of the Fund's prospectus.

Proposal 2(D)

Applicable Fund:   Ultra Short Duration Bond Fund

The Ultra Short Duration Bond Fund currently seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.  This objective is a fundamental policy that cannot be changed without shareholder approval. If approved by shareholders, the new investment objective, which would be non-fundamental, would be: The Fund seeks current income consistent with low volatility of principal ..

The proposed new investment objective eliminates the objective of obtaining “high” income.  Given current economic and market conditions, the Fund’s ability to achieve “high” income may be limited given the investment strategies and policies of the Fund.  As a result, JPMIA believes, and the Board of Trustees concurs, that the proposed new investment objective should be refined to eliminate the reference to “high” income so that the objective better coincides with the investment strategies of the Fund and the types of debt securities in which the Fund invests.

In addition, the proposed new investment objective eliminates the language from the current investment objective which specifies the types of securities the Fund purchases.  The current investment objective’s reference to specific investments includes information that would be disclosed as part of the Fund’s investment strategies in its prospectus and is proposed to be removed because it is duplicative. In addition, removing the investment strategy language from the objective will provide the portfolio management team with greater flexibility to implement strategies to meet the Fund’s goal.   The proposed new investment objective will not change the way that the Fund is managed.  The Fund will continue to invest at least 80% of its net assets, plus the amount of amount of borrowings for investment purposes, in bonds. If approved by the Fund's shareholders, the proposed new investment objective would take effect July 1, 2009 to coincide with the annual update of the Fund's prospectus.

What happens if a proposal to replace a fundamental investment objective with a new non-fundamental investment objective is not approved?

If the proposal is not approved for a particular Fund, the investment objective of such Fund will remain the same, and the Board may consider other courses of action.

If the proposal is approved, the Trustees of a Fund could approve a change in the Fund’s non-fundamental investment objective again in the future, and the Board would not be required to submit such change to shareholders. Shareholders of the Fund would, however, be given notice of such change prior to its implementation.

Recommendation of Trustees

The Board of Trustees met in person on February 17-19, 2009 to consider the replacement of each Fund’s fundamental investment objective with a new non-fundamental investment objective.  At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed investment objectives.  The Trustees unanimously approved the proposed investment objectives and recommended that shareholders of each of the Funds approve the new investment objectives.  The Trustees considered numerous factors in approving the proposed investment objectives and making their recommendations including: (1) JPMIA’s and its advisory affiliates’ capabilities with respect to the proposed investment objectives and the desire for consistency in the investment objectives of the Funds and other funds managed by JPMIA or its advisory affiliates; (2) the opportunity to avoid delay and costly shareholder meetings by changing a Fund’s investment objectives from fundamental to non-fundamental; and (3) other factors deemed relevant by the Trustees.  Based upon a review of the factors, the Board concluded that replacing each Fund’s fundamental investment objective with a new non-fundamental investment objective would be in the best interests of that Fund and its shareholders.

Additional specific factors considered for each of the Funds are set forth below:

Diversified Mid Cap Growth Fund

In approving the proposed investment objective and making their recommendation with respect to the Diversified Mid Cap Growth Fund, the Trustees also considered: (1) that “mid-cap growth” securities in general do not produce income; and (2) the competitive marketplace of funds in the “mid-cap growth” category as designated by Lipper, Inc., which shows that many of such funds do not have an income component in their investment objective.

Large Cap Growth Fund

In approving the proposed investment objective and making their recommendation with respect to the Large Cap Growth Fund, the Trustees also considered: (1) that “large-cap growth” securities in general do not produce income; and (2) the competitive marketplace of funds in the “large-cap growth” category as designated by Lipper, Inc., which shows that many of such funds do not have an income component in their investment objective.

Government Bond Fund

In approving the proposed investment objective and making their recommendation with respect to the Government Bond Fund, the Trustees also considered: (1) that the Fund is not a money market fund or a short term cash vehicle; and (2) the desire to more precisely state the goal of the Fund.

Ultra Short Duration Bond Fund

In approving the proposed investment objective and making their recommendation with respect to the Ultra Short Duration Bond Fund, the Trustees also considered: (1) the types of securities the Fund invests in and the impact of certain interest rate environments on such investments; and (2) the desire to more precisely state the goal of the Fund and eliminate duplicative disclosure ..

Shareholder Approval: Approval of Proposal 2 by each of the affected Funds will require the affirmative “vote of a majority of the outstanding voting securities” of that Fund, as that term is defined in the 1940 Act. See “VOTING INFORMATION – Voting Requirement” below for more information on the number of votes required to approve each proposal.   For each Fund, shares of all classes vote together as a single class.  Shareholders are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE AFFECTED FUNDS VOTE “FOR” APPROVAL OF PROPOSALS 2(A)-(D)

PROPOSAL 3

REPLACING THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE INVESTOR FUNDS WITH A NON-FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATING A FUNDAMENTAL INVESTMENT RESTRICTION WHICH CURRENTLY REQUIRES THE INVESTOR FUNDS TO INVEST ONLY IN OTHER JPMORGAN FUNDS

As described below, the investment objective and a fundamental investment restriction require each of the Investor Conservative Growth Fund, Investor Balanced Fund, Investor Growth & Income Fund, and Investor Growth Fund (collectively, the “Investor Funds”) to invest its assets in shares of other JPMorgan Funds.   Given changes in regulatory requirements and market conditions, JPMIA believes, and the Board of Trustee concurs, that it would be in the best interest of shareholders to make the proposed changes in order to provide each of the Investor Funds with more investment flexibility.

Proposals 3(A)-(D)

REPLACING THE FUNDAMENTAL INVESTMENT OBJECTIVE OF EACH INVESTOR FUND WITH A NON-FUNDAMENTAL INVESTMENT OBJECTIVE

 What are shareholders being asked to approve in Proposals 3(A)-(D)?

Shareholders are being asked to approve a new non-fundamental investment objective for each of the Investor Funds, as described more fully below. The current investment objective for each Investor Fund and the proposed new investment objective, each of which would be non-fundamental, are described below:

Proposal	Name of Investor Fund	Current Investment Objective	Proposed New Investment Objective
Proposal 3(A)	Investor Conservative Growth Fund

The Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The Fund seeks income and, as a secondary objective, capital appreciation.
Proposal 3(B)	Investor Balanced Fund

The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primary in equity and fixed income securities.

The Fund seeks total return consistent with the preservation of capital.
Proposal 3(C)	Investor Growth & Income Fund

The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The Fund seeks capital appreciation and, as a secondary objective, income.
Proposal 3(D)	Investor Growth Fund	The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.	The Fund seeks capital appreciation.

In addition to the proposals to change the investment objectives, as described in Proposal 3(E) shareholders are also being asked to eliminate a fundamental investment policy prohibiting the Investor Funds from purchasing securities and instruments in addition to mutual funds. Each proposed change will be implemented by an Investor Fund if approved by its shareholders and is not contingent on shareholder approval of any other proposals.

Why are shareholders being asked to change each of the Investor Funds’ investment objectives?

The current investment objectives of the Investor Funds are fundamental policies that cannot be changed without shareholder approval.   Each Fund’s proposed new investment objective would be a non-fundamental policy that can by changed by the Trustees without shareholder approval.

In general, there are benefits to changing each Investor Fund’s investment objective from fundamental to non-fundamental.  Under the 1940 Act, each Fund’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of each Fund’s shareholders.  Nevertheless, each Investor Fund’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. JPMIA proposed, and the Trustees approved, the non-fundamental classification of the Funds’ proposed new investment objectives in order to provide JPMIA with enhanced investment management flexibility.  Such a non-fundamental classification of each Fund’s investment objective would allow changes to the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the need, expe nse and delay of calling a shareholder meeting. A non-fundamental investment objective may be changed at any time in the future by the Trustees of each Fund without approval by the Fund’s shareholders. More specifically, JPMIA believes, and the Board concurs, that changing the investment objective for each of these Funds is beneficial as described below.

In addition, the proposed new investment objectives eliminate the language from the current investment objectives that specifies the types of securities that each Investor Fund purchases. The current investment objectives’ reference to specific investments includes information that would be disclosed as part of the Funds’ investment strategies in their prospectuses and is proposed to be removed because it is duplicative.

Finally, as described in Proposal 3(E) , shareholders are also being asked to eliminate a fundamental investment policy prohibiting the Investor Funds from purchasing securities and instruments in addition to mutual funds.  If Proposal 3(E) is approved by shareholders of an Investor Fund but the Proposal to change the investment objective is not, the current investment objective may have the unintended consequence of limiting the investment strategies used by an Investor Fund in achieving its goals.

Additional specific factors considered for each of the Investor Funds are set forth below:

Proposal 3(A)

Applicable Fund:  Investor Conservative Growth Fund

The proposed new investment objective for the Investor Conservative Growth Fund also clarifies that capital appreciation is a secondary objective of the Fund.  Although the Investor Conservative Growth Fund invests in equity funds, the Fund invests a majority of its assets in fixed income funds. The proposed new investment objective better reflects the Fund’s strategy and its focus on income and highlights that capital appreciation is a secondary objective.

Proposal 3(B)

Applicable Fund:  Investor Balanced Fund

The proposed new investment objective for the Investor Balanced Fund eliminates the objective of “high” total return.  As a fund of funds, the Fund’s total return is constrained by the return of the JPMorgan Funds in which the Investor Balanced Fund invests (the “underlying funds”).  Given current economic and market conditions, the Investor Balanced Fund’s ability to generate “high” total return may be limited given its investment in underlying funds.  Consequently, JPMIA believes, and the Board of Trustees concurs, that the Investor Balanced Fund’s objective should be revised to better reflect the Fund’s strategy to invest in other funds.

Proposal 3(C)

Applicable Fund:  Investor Growth & Income Fund

The proposed new investment objective for the Investor Growth & Income Fund eliminates the reference to “long-term” before capital appreciation.  The Investor Growth & Income Fund is not a money market fund or a short term cash vehicle. In addition, there is nothing in the Fund’s name or its investment objective that would lead shareholders to conclude that it is a market fund or a short term cash vehicle. As a result, JPMIA believes, and the Board of Trustees concurs, that the reference to “long-term” is unnecessary and does not add to an understanding of the Fund’s investment objective ..

The proposed new investment objective also clarifies that income is a secondary objective of the Fund.  Although the Investor Growth & Income Fund invests in fixed income funds, the Fund invests a majority of its assets in equity funds. The proposed new investment objective better reflects the Fund’s strategy, its focus on capital appreciation and highlights that income is a secondary objective.

Proposal 3(D)

Applicable Fund:  Investor Growth Fund

The proposed new investment objective for the Investor Growth Fund eliminates the reference to “long-term” before capital appreciation.  The Investor Growth Fund is not a money market fund or a short term cash vehicle ..  In addition, there is nothing in the Fund’s name or its investment objective that would lead shareholders to conclude that it is a money market fund or a short term cash vehicle.  As a result, JPMIA believes, and the Board of Trustees concurs, that the reference to “long-term” is unnecessary and does not add to an understanding of the Fund’s investment objective.

What happens if a proposal to replace a fundamental investment objective with a new non-fundamental investment objective is not approved?

If a proposal is not approved for a particular Investor Fund, the investment objective of such Investor Fund will remain the same, and the Board may consider other courses of action.

If the proposal is approved, the Trustees of an Investor Fund could approve a change in the Fund’s non-fundamental investment objective again in the future, and the Board would not be required to submit such change to shareholders. Shareholders of the Fund would, however, be given notice of such change prior to its implementation.

Recommendation of Trustees

The Board of Trustees met in person on February 17-19, 2009 to consider the replacement of each Investor Fund’s fundamental investment objective with a new non-fundamental investment objective.  At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed investment objectives.  The Trustees unanimously approved the proposed investment objectives and recommended that shareholders of each of the Investor Funds approve the proposed investment objectives.  The Trustees considered numerous factors in approving the proposed objectives and making their recommendations including: (1) JPMIA’s and its advisory affiliates’ capabilities with respect to the proposed investment objectives and desirability for consistency in the investment objectives of the Fund and other funds managed by JPMIA or its advisory affiliates; (2) proposed changes to each Investor Fund’s investment policies to permit the Investor Funds to invest in securities and other instruments in addition to mutual funds; (3) the opportunity  to avoidi delay and costly shareholder meetings by changing the investment objectives from fundamental to non-fundamental; and (4) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that replacing each of the Investor Fund’s fundamental investment objectives with new non-fundamental investment objectives would be in the best interests of each Fund and its shareholders.

Proposal 3(E)

Eliminate a fundamental investment restriction which requires the Investor Funds to invest only in JPMorgan Funds

Applicable Funds:  Investor Funds

 What are shareholders being asked to approve in Proposal 3(E)?

The Board is proposing that shareholders approve eliminating a fundamental investment policy requiring  the Investor Funds to allocate its investments among other JPMorgan Funds (the “underlying funds” or “other JPMorgan Funds”), as described more fully below.

Why are shareholders being asked to delete a fundamental investment policy for each of the Investor Funds?

Each of the Investor Funds has the following fundamental investment restriction:

“[A]s a matter of fundamental policy, the Fund must allocate its investments among the underlying funds.”

Because this is a fundamental policy, it cannot be changed or eliminated without shareholder approval.

The fundamental policy requires the Investor Funds to allocate their investments among underlying funds and restricts the Investor Funds from making investments directly in securities and other instruments that would otherwise be permitted by law and an exemptive order obtained by the Trust and certain affiliates from the Securities and Exchange Commission on April 1, 2008 (the “Exemptive Order”).  The Investor Funds are fund of funds that invest in other JPMorgan Funds in reliance on Section 12(d)(1)(G) under the Investment Company Act of 1940, as amended.  Under Section 12(d)(1)(G), the Investor Funds are required to limit their investments to registered open-end investment companies or registered unit trusts that are part of the same group of investment companies (i.e., other JPMorgan Funds), Government securities and short-term paper.

In July 2006, the Securities and Exchange Commission adopted Rule 12d1-2 which permits funds of funds like the Investor Funds to invest in all types of securities including equity and debt securities and in unaffiliated investment companies such as exchange traded funds (“ETFs”) (subject to certain limits) in addition to other JPMorgan Funds, Government securities and short-term paper as permitted by Section 12(d)(1)(G).  On April 1, 2008, all Funds that were series of the Trust, including the Investor Funds obtained the Exemptive Order to permit such Funds to invest in financial instruments such as futures that would not fall within the definition of “securities” permitted by Rule 12d1-2.  As a result of Rule 12d1-2 and the Exemptive Order, the Investor Funds are permitted to invest in all types of securities and other financial instruments (“Other Investments”) in addition to other JPMorgan Funds to the extent permitted by each Fund’s investment objectives and policies and Rule 12d1-2 and the Exemptive Order.  The current investment policy for the Investor Funds reflects the requirements of Section 12(d)(1)(G) and has not kept pace with regulatory developments such as the adoption of Rule 12d1-2 and the Exemptive Order.  JPMIA believes, and the Board of Trustees concurs, that the fundamental investment policy should be eliminated to allow the Investor Funds to have the flexibility to rely on Rule 12d1-2 and the Exemptive Order.

If the Proposal to eliminate the investment policy is approved, the Investor Funds will have the ability to invest in securities, ETFs and Other Investments in order to achieve their investment objectives.  JPMIA believes and the Board of Trustees concurs that it may be more advantageous to the Investor Funds’ shareholders and more efficient for the Investor Funds to gain exposure to particular investment styles and/or asset classes by investing directly in securities, ETFs and Other Investments.  In this respect, JPMIA contemplates using securities, ETFs, and Other Instruments to facilitate rebalancing of a Fund’s portfolio, to hedge the Fund’s international currency exposure, and to gain exposure to asset classes that are not available by investing in the underlying funds.  The ability to invest in securities, ETFs and Other Investments will also permit the Investor Funds to “equitize” inflows of cash by investing in Other Investments such as futures contracts, which allows the Investor Funds to be fully invested in accordance with their investment strategies.  In addition, there may be times when investing directly in securities, ETFs and Other Instruments may allow an Investor Fund to invest in eligible asset classes with greater efficiency and lower cost than is possible through investment in an underlying fund.

The proposal to eliminate the fundamental investment policy is not meant to be a wholesale change in the investment strategies of the Investor Funds.  If the proposal is approved, the Investor Funds will continue to be managed as funds-of-funds that concentrate their investments in other JPMorgan Funds.

JPMIA believes, and the Board of Trustees concurs, that the ability of the Investor Funds to invest in underlying funds in combination with direct investments in securities, ETFs and Other Investments will provide the following benefits for shareholders of the Investor Funds:  (1) additional diversification inherent in investing securities, ETFs and Other Investments as well as other JPMorgan Funds and (2) greater flexibility in investment management and achieving investments objectives that may not be met as efficiently by investing only in other JPMorgan Funds.

What happens if a Proposal to eliminate the fundamental investment restriction is not approved?

If the proposal is not approved for a particular Investor Fund, the investment restriction of such Investor Fund will remain the same, and the Board may consider other courses of action.

Recommendation of Trustees

The Board of Trustees met in person on February 17-19, 2009 to consider the elimination of the fundamental investment restriction.  At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed deletion of the investment policy.  The Trustees unanimously approved the proposed elimination of the investment policy and recommended that shareholders of the Fund approve the elimination of the investment restriction.  The Trustees considered numerous factors in approving the proposed elimination of the investment restriction and making their recommendations including: (1) the benefits to shareholders of the Investor Funds associated with permitting the Investor Funds to invest in securities, ETFs and Other Investments; (2) recent regulatory initiatives including the adoption of Rule 12d1-2 and the Exemptive Order; and (3) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that eliminating the investment restriction for each of the Investor Funds would be in the best interests of each Fund and its shareholders.

Shareholder Approval: Approval of Proposals 3(A), 3(B), 3(C), and 3(D) by the applicable Investor Fund and 3(E) by the each of the Investor Funds will require the affirmative “vote of a majority of the outstanding voting securities” of the applicable Investor Fund, as that term is defined in the 1940 Act for such Proposals to pass with respect to such Fund. See “VOTING INFORMATION – Voting Requirement” below for more information on the number of votes required to approve each proposal.  For each Fund, shares of all classes vote together as a single class.  Shareholders are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE AFFECTED FUNDS VOTE “FOR” APPROVAL OF PROPOSALS 3(A), 3(B), 3(C), 3(D), AND 3(E) BY EACH OF THE INVESTOR FUNDS

PROPOSAL 4

REPLACING THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE HIGH YIELD BOND FUND WITH A NEW NON-FUNDAMENTAL INVESTMENT OBJECTIVE AND ELIMINATING A FUNDAMENTAL INVESTMENT POLICY OF THE HIGH YIELD BOND FUND

Applicable Fund:  High Yield Bond Fund

As described below, the Board is proposing that shareholders approve a new non-fundamental investment objective and that a fundamental investment policy be eliminated for the High Yield Bond Fund.  JPMIA believes, and the Board of Trustee concurs, that it would be in the best interest of shareholders to make the proposed changes in order to provide the Fund with more investment flexibility.

Each proposed change will be implemented by the High Yield Bond Fund if approved by shareholders and is not contingent on the shareholder approval of the other proposal.

Proposal 4(A)

Replacing the fundamental investment objective of the High Yield Bond Fund with a non-fundamental investment objective

What are shareholders being asked to approve in Proposal 4(A)?

Shareholders are being asked to approve a new non-fundamental investment objective for the High Yield Bond Fund, as described more fully below.

Why are shareholders being asked to change the High Yield Bond Fund’s investment objective from fundamental to non-fundamental?

The High Yield Bond Fund currently seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated.  Capital appreciation is a secondary objective.  This objective is a fundamental policy that cannot be changed without shareholder approval.  If approved by shareholders, the new investment objective, which would be non-fundamental, would be: The Fund seeks a high level of current income.  Capital appreciation is a secondary objective.

The proposed new investment objective eliminates the language from the current investment objective which specifies the types of securities the Fund purchases.  The current investment objective’s reference to specific investments includes information that would be disclosed as part of the Fund’s investment strategies in its prospectus and is proposed to be removed because it is duplicative.

In addition, as outlined in Proposal 4(B), JPMIA has proposed changing the Fund’s name from the JPMorgan High Yield Bond Fund to the JPMorgan High Yield Fund and, in connection with the proposed name change, has asked shareholders to approve eliminating a current fundamental investment policy that requires the Fund to invest 80% of its assets in bonds.  Although the Fund still intends to invest primarily in debt securities which are rated below investment grade or unrated if Proposal 4(B) is approved, eliminating the strategy from the investment objective provides the Fund with flexibility to expand its investment strategies in the future to meet its goal in a manner consistent with the Fund’s name and policies.

What happens if a proposal to replace a fundamental investment objective with a new non-fundamental investment objective is not approved?

If the proposal is not approved, the investment objective for the High Yield Bond Fund will remain the same, and the Board may consider other courses of action.

If the proposal is approved, the Trustees of a Fund could approve a change in the Fund’s non-fundamental investment objective again in the future, and the Board would not be required to submit such change to shareholders. Shareholders of the Fund would, however, be given notice of such change prior to its implementation.

What are the benefits of reclassifying the Fund’s investment objective from fundamental to non-fundamental?

Under the 1940 Act, the Fund’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of the Fund’s shareholders.  Nevertheless, the Fund’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. JPMIA proposed, and the Trustees approved, the non-fundamental classification of the Fund’s proposed new investment objectives in order to provide JPMIA with enhanced investment management flexibility.  Such a non-fundamental classification of the Fund’s investment objective would allow changes to the Fund’s investment objective to respond to changed market conditions or other circumstances in a timely manner without the need, expense and delay of calling a shareholder meeting. A non-fundamental investment objective may be changed at any time i n the future by the Trustees of the Fund without approval by the Fund’s shareholders.

Recommendation of Trustees

The Board of Trustees met in person on February 17-19, 2009 to consider the replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.  At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the proposed new investment objective.  The Trustees unanimously approved the proposed investment objective and recommended that shareholders of the Fund approve the proposed investment objective.  The Trustees considered numerous factors in approving the proposed objectives and making their recommendations including: (1) JPMIA’s and its advisory affiliates’ capabilities with respect to the proposed investment objective and desirability for consistency in the objectives of the Fund and other funds managed by JPMIA or its advisory affiliates; (2) the opportunity to avoidi delay and costly shareholder meetings by changing the investment objective from fundamental to non-fundamental; (3) the proposal to eliminate a requirement that the Fund invest at least 80% in bonds; (4) the desire to change the Fund’s name to JPMorgan High Yield Fund in the event that the 80% policy is eliminated; (5) changes to the Fund’s investment strategies including changes to permit it to invest a greater percentage in bank loans and investment grade securities as described below in Proposal 4(B); and (6) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that replacing the High Yield Bond Fund’s fundamental investment objective with a new non-fundamental investment objective would be in the best interests of the Fund and its shareholders.

Proposal 4(B)

Eliminating a fundamental investment policy of the High Yield Bond Fund

What are shareholders being asked to approve in Proposal 4(B)?

Shareholders are being asked to eliminate a fundamental policy for the High Yield Bond Fund, as described more fully below.

Why are shareholders being asked to eliminate the High Yield Bond Fund’s investment policy concerning investments in bonds?

As required by Rule 35d-1 under the Investment Company Act of 1940 (the “Fund Name Rule”), the High Yield Bond Fund has the following policy (the “80% Bond Policy”):  “As a matter of fundamental policy, the Fund will invest at least 80% of its Assets in bonds.”  For purposes of this policy, “Assets” mean net assets plus the amount of borrowings for investment purposes.”  This policy is fundamental meaning that it cannot be changed without a shareholder vote although the Fund Name Rule does not require the 80% Bond Policy to be a fundamental policy.  At its meeting on February 17-19, 2009, the Board of Trustees approved a series of changes to the Fund including: (1) changing the Fund’s name from the “JPMorgan High Yield Bond Fund” to the “JPMorgan High Yield Fund,” (2) elimination of the 80% Bond Policy subject to shareholder approval, and (3) revising the Fund’s non-fundamental policies to permit the Fund to invest up to , but no more than,  30% of its assets in loan participations and assignments (“ Loans”) and commitments to purchase Loans (“Unfunded Commitments”) and to invest up to 20% of its assets in investment grade securities.  If Proposal 4(B) is approved, the 80% Bond Policy along with the name change and change to non-fundamental investment policies will take effect on the later of September 1, 2009 or a date 60 days after shareholders are notified.

JPMIA proposed, and the Board of Trustees approved, the name change conditioned on the elimination of the 80% Bond Policy in order to provide the Fund with greater flexibility to achieve its investment objective through the use of high yield securities and instruments in addition to high yield bonds.   A high yield security is an investment that is rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba  or lower by Moody’s or an unrated security that JPMIA considers to be of comparable quality).  JPMIA believes, and the Board of Trustees, concurs that the name change will allow the Fund greater flexibility to invest in instruments that have potentially better risk reward characteristics than high yield bonds.

If Proposal 4(B) is approved, the Fund would be able to meet its investment objective by including other types of high yield securities and instruments in addition to high yield bonds in the 80% requirement including Loans and Unfunded Commitments that JPMIA believes present better risk reward characteristics under certain economic and market conditions.  If Proposal 4(B) is approved, the Fund would adopt a new non-fundamental policy to permit it to invest no more than 30% of its net assets in Loans and Unfunded Commitments  The Fund would also amend an existing non-fundamental “80%” policy requiring the Fund to invest at least 80% of its assets in high yield instruments to clarify that such instruments include loan assignments and unfunded commitments in addition to loan participations.

The elimination of the 80% Bond Policy also effectively will allow the Fund to invest a greater percentage of its assets in investment grade securities. Due to the Fund’s current investment restrictions, the Fund’s investments in high yield Loans and investment grade securities are aggregated such that the Fund may invest only 20% of its Assets in such investments.  If the 80% Bond Policy is eliminated, the Fund will be permitted to invest up to 20% of its Assets in investment grade securities and will not be required to aggregate such investments with investments in Loans.

The focus of the Fund would continue to be on high yield below investment grade securities after the name change and investment strategies take effect.  If Proposal 4(B) is approved, the name change, elimination of the 80% Bond Policy and change in the investment strategy would take effect the later of September 1, 2009 or 60 days after notice is sent to shareholders.  The notice to shareholders would indicate the Fund is changing its existing non-fundamental policy concerning high yield securities to read as follows:  “Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) , and preferred stock that are rated below investment grade or unrated. “Assets” means net assets plus the amount of borrowings for investment purposes.”

 What happens if a proposal to eliminate the fundamental investment policy is not approved?

If the proposal is not approved for the High Yield Bond Fund, the 80% Bond Policy will remain, and the Board may consider other courses of action. In addition, the Fund will not change its name or amend the existing non-fundamental policy to invest 80% of its Assets in high yield securities.

Recommendation of Trustees

The Board of Trustees met in person in February 2009 to consider the elimination of the Fund’s fundamental investment policy requiring the Fund to invest at least 80% of its assets in Bonds.   At the Board meeting, the Trustees reviewed materials furnished by JPMIA and information provided by representatives of JPMIA regarding the elimination of the policy.  The Trustees unanimously approved the elimination of the policy and recommended that shareholders of the Fund approve the elimination of the policy.  The Trustees considered numerous factors in approving the elimination of the policy and making their recommendations including: (1) proposed changes to the Fund’s investment strategies including changes to permit the Fund to invest a higher percentage of its assets in bank loans and investment grade securities; (2) the opportunity to avoid delay and costly shareholder meetings by elimi nating fundamental investment policies; and (3) other factors deemed relevant by the Trustees.

Based upon a review of the above factors, the Board concluded that eliminating the High Yield Bond Fund’s fundamental 80% Bond Policy would be in the best interests of the Fund and its shareholders.

Shareholder Approval: Approval of Proposals 4(A) and 4(B) by the High Yield Bond Fund will require the affirmative “vote of a majority of the outstanding voting securities” of the Fund, as that term is defined in the 1940 Act. See “VOTING INFORMATION – Voting Requirement” below for more information on the number of votes required to approve each proposal.  All shares of the Fund vote together as a single class for each Proposal.  Shareholders are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE HIGH YIELD BOND FUND VOTE “FOR” APPROVAL OF PROPOSALS 4(A) AND 4(B)

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Funds.

Investment Advisers and Sub-Adviser

JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, Columbus, Ohio 43240, makes the day-to-day investment decisions for each of the Funds (other than the U.S. Real Estate Fund and the International Equity Index Fund) and continuously reviews, supervises and administers each of these Funds’ investment program. In addition,

JPMIA serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIA is an indirect wholly owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167, makes the day-to-day investment decisions for the International Equity Index Fund and continuously reviews, supervises and administers this Fund’s investment program. In addition, JPMIM serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

Security Capital Research & Management Incorporated (“Security Capital”), 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, is the investment adviser for the U.S. Real Estate Fund and continuously reviews, supervises and administers the Fund’s investment program. Security Capital performs its responsibilities subject to the supervision of, and policies established by, the Board of the Trust. In addition, Security Capital provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. Security Capital is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

Distributor

JPMorgan Distribution Services, Inc., 245 Park Avenue, New York, NY 10167 (“JPMDS”), serves as distributor to each series of the Trust pursuant to a Distribution Agreement dated as of February 19, 2005. JPMDS is an affiliate of JPMIA and a direct wholly-owned subsidiary of JPMorgan Chase & Co.

Administrator

JPMorgan Funds Management, Inc. (“JPMFM”), 1111 Polaris Parkway, Columbus, Ohio 43240 serves as administrator for the Trust. JPMFM is an affiliate of JPMIA and an indirect wholly-owned subsidiary of JPMorgan Chase & Co.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC will also prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. The Audit Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment advisers and entities that control, are controlled by or are under common control with the investment advisers is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar years ended December 31, 2007 and 2008.

(1)    Audit Fees. The aggregate fees billed for each of the last two calendar years ended December 31, 2007 and December 31, 2008 (“Reporting Periods”) for professional services rendered by PwC for the audit of the Funds’ annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
12/31/07	$1,289,700
12/31/08	$1,289,700

(2)    Audit-Related Fees. The audit-related fees during the Reporting Periods are below. There are fees billed in the Reporting Periods for assurance and related services by PwC to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Funds (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds.

Year Ended	Audit –Related Fees
12/31/07	$477,500
12/31/08	$477,500

(3)    Tax Fees. The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
12/31/07	$377,150
12/31/08	$377,150

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Funds, or services provided to Service Affiliates related directly to the operation and financial reporting of the Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the investment advisers and the other Service Affiliates were $19.9 million and $ 24.8 million for the calendar years ended December 31, 2007 and 2008, respectively.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services, audit-related services, tax services and all other services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may b e pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm after obtaining specific pre-approval of individual services from the Audit Committee or its Chairman .. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit Committee.

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 245 Park Avenue, New York, New York  10167, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about April __, 2009. Only shareholders of record as of the close of business on the Record Date, March 23, 2009, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed election of Trustees and all the other proposed changes to fundamental investment objectives and investment policies.  A proxy may be revoked at any time on or before t he Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for election of the thirteen (13) Trustees and approval of the proposals listed above.

Quorum

A majority of the outstanding shares of the Trust entitled to vote shall constitute a quorum at the Meeting for those actions on which a vote of all shareholders of the Trust is required. A majority of the outstanding shares of each Fund entitled to vote on which a vote of all shareholders of a Fund is required shall constitute a quorum at the Meeting with respect to that Fund.

Voting Requirement

Trustees receiving the vote of a majority of the outstanding shares of the Trust cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees of the Trust as described in Proposal 1.

If a quorum is present at the Meeting, under the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of a Fund is required to approve Proposals 2(A), 2(B), 2(C), 2(D), 3(A), 3(B), 3(C), 3(D), 3(E), 4(A) and 4(B).  A majority is defined, under the 1940 Act, as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such Fund.  For each Fund, shares of all classes vote together as a single class.

Shareholders of the Funds are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any.  With regard to the election of trustees, votes may be cast FOR all trustees or the authority to vote may be WITHHELD either with respect to all of the trustees or any individual trustee.  With regard to the other proposals, votes may be cast IN FAVOR OF or AGAINST each proposal or the shareholder may abstain from voting.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the denominator of the calculation of the number of votes required to approve any

proposal to adjourn a meeting.   The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS, VOTES WITHHELD, AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions, votes that are withheld, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted., abstentions and votes that are withheld will have the effect of a vote against Proposal 1 and broker non-votes will have no effect on Proposal 1.  Abstentions, votes that are withheld and broker non-votes will effectively be a vote against the other Proposals. Shares represented by properly executed proxy cards that constitute abstentions and withheld votes will have the effect of a vote against any adjournment.  As described above in the section entitled “Adjournments” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIA, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. JPMFM has retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile  By contract with JPMFM, Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be no more than $900,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIA and JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. JPMIA, JPMIM, and their affiliates will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the Meeting, including the cost of solicitation.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM, JPMIA, or Computershare if the Funds have not yet received their vote. Authorization to permit JPMIM, JPMIA, or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, JPMIM, JPMIA, or Computershare representative is required to get information from the shareholder to verify his or her identity and authority to vote (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to JPMIM, JPMIA, or Computershare by the Funds, JPMIM, JPMIA, or Computershare representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of JPMIM, JPMIA, or Computershare, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. JPMIM, JPMIA, or Computershare will record the shareholder’s instructions on the card. Within 72 hours, JPMIM, JPMIA, or Computershare will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call JPMIM, JPMIA, or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name ____________________	Class A ____________	Class B ____________	Class C ____________	Select Class ____________	Institutional Class ____________	Ultra Class ____________	Class R5 ____________	Class R2 ____________
Arizona Municipal Bond Fund
Core Bond Fund
Core Plus Bond Fund
Diversified Mid Cap Growth Fund
Diversified Mid Cap Value Fund
Equity Income Fund
Equity Index Fund
Government Bond Fund
High Yield Bond Fund
Intermediate Bond Fund
International Equity Index Fund
Intrepid Mid Cap Fund
Investor Balanced Fund
Investor Conservative Growth Fund
Investor Growth Fund
Investor Growth & Income Fund
Kentucky Municipal Bond Fund
Large Cap Growth Fund
Large Cap Value Fund
Louisiana Municipal Bond Fund
Market Expansion Index Fund
Michigan Municipal Bond Fund
Mortgage-Backed Securities Fund
Multi-Cap Market Neutral Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Short Duration Bond Fund
Short- Intermediate Municipal Bond Fund
Small Cap Growth Fund
Small Cap Value Fund
Tax Free Bond Fund
Treasury & Agency Fund
U.S. Real Estate Fund
Ultra Short Duration Bond Fund
West Virginia Municipal Bond Fund

Fund Name	Capital	Institutional Class	Agency	Premier	Investor	Morgan
Liquid Assets Money Market Fund
U.S. Government Money Market Fund
U.S. Treasury Plus Money Market Fund
Municipal Money Market Fund
Michigan Municipal Money Market Fund
Ohio Municipal Money Market Fund

Fund Name	Reserve	Class B	Class C	Service	E*TRADE Class
Liquid Assets Money Market Fund
U.S. Government Money Market Fund
U.S. Treasury Plus Money Market Fund
Municipal Money Market Fund
Michigan Municipal Money Market Fund
Ohio Municipal Money Market Fund

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit B.

EXHIBIT A

CURRENT EXECUTIVE OFFICERS OF THE TRUST

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below.  The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

The Officers of the Trust receive no direct remuneration from the Funds, except for the Chief Compliance Officer.  Each Fund makes reimbursement payments ona pro-rata basis to the Trust’s administrator for a portion of the fees associated with the Office of the Chief Compliance Officer.  The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust.

Name (Year of Birth) ____________________	Positions held with the Trust ____________________	Principal Occupations During Past 5 Years __________________________________________
George C.W. Gatch (1962)	President Since 2005

Managing Director JPMIM, Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.  Mr. Gatch is CEO and President of the JPMorgan Funds.  Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of KDB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young[1] (1963)	Senior Vice President Since 2005

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds  since 2005, and One Group Mutual Funds from  2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960)	Vice President and Chief Administrative Officer Since 2005 and Principal Financial Officer and Treasurer since 2008	Vice President, JPMIM; Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964)	Secretary Since 2008

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Michael J. Tansley (1964)	Controller Since 2008

Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Name (Year of Birth) ____________________	Positions held with the Trust ____________________	Principal Occupations During Past 5 Years __________________________________________

Stephen M. Ungerman (1953)	Chief Compliance Officer Since 2005	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950)	AML Compliance Officer Since 2005

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin[1] (1964)	Assistant Secretary Since 2005

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio[1] (1962)	Assistant Secretary Since 2000	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975)	Assistant Secretary Since 2008	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Jeffrey D. House[1] (1972)	Assistant Treasurer Since 2006	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 to July 2006.

Laura S. Melman (1966)	Assistant Treasurer Since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971)	Assistant Treasurer Since 2007	Vice President, JPMorgan Funds Management Inc. since January 2003; Associate, JPMorgan Funds Management, Inc. since 1999.

Brian L. Duncan[1] (1965)	Assistant Treasurer Since 2008

Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003 to 2004.

_________________

[1]	Address is 1111 Polaris Parkway, Suite 2J, Columbus, OH 43240

EXHIBIT B

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of March 23, 2009, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds.  Shareholders indicated with an (*) below holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

PROXY	JPMORGAN TRUST II COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15 2009	PROXY

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Combined Special Meeting of Shareholders of JPMorgan Trust II , to be held at the offices of JPMorgan Investment Management Inc. (“JPMIM”) 245 Park Avenue, New York, New York 10167 on June 15, 2009, at 10:00 a.m., Eastern Time (the “Meeting”), and appoints Frank Tango, Michael Tansley, Tiffany Prasad and Laura Melman (and each of them) proxies, with power of substitution, to attend the Combined Special Meeting (and any postponements or adjournments thereof) and to vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and with discretionary power to vote on any other business that may properly come before the Special  Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned.  THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important.  Complete, sign on the reverse side and return this card as soon as possible.

VOTE VIA THE TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign exactly as your name(s) appear(s) on this Proxy. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

__________________________________________________________

Signature

__________________________________________________________

Signature (if held jointly)

______________________________________________________,2009

Date                                                                            JPM_19987_022509

FUND

FUND

FUND

JPMorgan Arizona Municipal Bond

JPMorgan Core Bond

JPMorgan Core Plus Bond

JPMorgan Diversified Mid Cap Growth

JPMorgan Diversified Mid Cap Value

JPMorgan Equity Income

JPMorgan Equity Index

JPMorgan Government Bond

JPMorgan High Yield Bond

JPMorgan Intermediate Bond

JPMorgan International Equity Index

JPMorgan Intrepid Mid Cap

JPMorgan Investor Balanced

JPMorgan Investor Conservative Growth

JPMorgan Investor Growth

JPMorgan Investor Growth & Income

JPMorgan Kentucky Municipal Bond

JPMorgan Large Cap Growth

JPMorgan Large Cap Value

JPMorgan Liquid Assets Money Market

JPMorgan Louisiana Municipal Bond

JPMorgan Market Expansion Index

JPMorgan Michigan Municipal Bond

JPMorgan Michigan Municipal Money Market

JPMorgan Mortgage-Backed Securities

JPMorgan Multi-Cap Market Neutral

JPMorgan Municipal Income

JPMorgan Municipal Money Market

JPMorgan Ohio Municipal Bond

JPMorgan Ohio Municipal Money Market

JPMorgan Short Duration Bond

JPMorgan Short Intermediate Municipal Bond

JPMorgan Small Cap Growth

JPMorgan Small Cap Value

JPMorgan Tax Free Bond

JPMorgan Treasury & Agency

JPMorgan U.S. Government Money Market

JPMorgan U.S. Real Estate

JPMorgan U.S. Treasury Plus Money Market

JPMorgan Ultra Short Duration Bond

JPMorgan West Virginia Municipal Bond

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.  Are we o.k. with the format of this card being different from the n-14?

Important Notice Regarding the Availability of Proxy Materials for JPMorgan Trust II

Shareholder Meeting to Be Held on June 15, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/jpm19987

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.  MARK EACH VOTE WITH AN X IN THE APPROPRIATE BOX

1

To elect Trustees for the Trust.

01. William J. Armstrong	02. John F. Finn	03. Dr. Matthew Goldstein	FOR	WITHHOLD	FOR ALL
04. Robert J. Higgins	05. Peter C. Marshall	06. Marilyn McCoy	ALL	ALL	EXCEPT
07. William G. Morton, Jr.	08. Robert A. Oden, Jr.	09. Fergus Reid, III
10. Frederick W. Ruebeck	11. James J. Schonbachler	12. Frankie D. Hughes
13. Leonard M. Spalding, Jr.

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2

To approve the replacement of the fundamental investment objectives with new non-fundamental investment objectives;

2a

To approve the new non-fundamental investment objective

01 Diversified Mid Cap Growth Fund	FOR	AGAINST	ABSTAIN

2b

To approve the new non-fundamental investment objective

01 Large Cap Growth Fund	FOR	AGAINST	ABSTAIN

2c

To approve the new non-fundamental investment objective

01 Government Bond Fund	FOR	AGAINST	ABSTAIN

2d

To approve the new non-fundamental investment objective

01 Ultra Short Duration Bond Fund	FOR	AGAINST	ABSTAIN

3

To approve the replacement of the fundamental investment objectives for the JPMorgan Investor Conservative Growth Fund, the JPMorgan Investor Balanced Fund, the JPMorgan Investor Growth & Income Fund and the JPMorgan Investor Growth Fund with new non-fundamental investment objectives and the elimination of a fundamental investment restriction for each of these Funds which currently allows them only to invest in other JPMorgan funds;

3a

To approve the new non-fundamental investment objective

01 Investor Conservative Growth Fund	FOR	AGAINST	ABSTAIN

3b

To approve the new non-fundamental investment objective

01 Investor Balanced Fund	FOR	AGAINST	ABSTAIN

3c

To approve the new non-fundamental investment objective

01 Investor Growth & Income Fund	FOR	AGAINST	ABSTAIN

3d

To approve the new non-fundamental investment objective

01 Investor Growth Fund	FOR	AGAINST	ABSTAIN

3e

To approve the elimination of fundamental investment restriction

01 Investor Balanced Fund	FOR	AGAINST	ABSTAIN
02 Investor Conservative Growth Fund	FOR	AGAINST	ABSTAIN
03 Investor Growth Fund	FOR	AGAINST	ABSTAIN
04 Investor Growth & Income Fund	FOR	AGAINST	ABSTAIN

4

To approve the replacement of the fundamental investment objectives for the JPMorgan High Yield Bond Fund with new non-fundamental investment objective and the elimination of a fundamental investment policy that requires the Fund to invest at least 80% of its assets in bonds;

4a

To approve the new non-fundamental investment objective

01 High Yield Bond Fund	FOR	AGAINST	ABSTAIN

4b

To approve the elimination of fundamental investment policy

01 High Yield Bond Fund	FOR	AGAINST	ABSTAIN

5a.

To transact such other business as may properly come before the Meeting an any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

JPM_19987_022509